                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-70549 on Form S-8 of Compuware Corporation of our report dated August 25, 2004 which is incorporated by reference in the Annual Report on Form 11-K of Compuware Corporation ESOP/401(k) Plan for the year ended March 31, 2004.


                                       /s/ Crowe Chizek and Company LLC
                                      ---------------------------------
                                      Crowe Chizek and Company LLC

Oak Brook, Illinois
October 25, 2004